Exhibit 10.3

RUTH U. FERTEL, INC.

REGISTRATION AGREEMENT

THIS AGREEMENT is made as of September 17, 1999, among Ruth U. Fertel, Inc., a Louisiana corporation (the “Company”), Madison Dearborn Capital Partners III, L.P., a Delaware limited partnership (“MDCP”), Madison Dearborn Special Equity III, L.P., a Delaware limited partnership (“MDSE”), Special Advisors Fund I, LLC, a Delaware limited liability company (“SAF”). First Union Investors, Inc., a North Carolina corporation (“First Union”), GS Mezzanine Partners, L.P., a Delaware limited partnership (“GS Mezzanine”) and GS Mezzanine Partners Offshore, L.P., an exempted limited partnership organized under the laws of the Cayman Islands (“GS Mezzanine Offshore”, and together with GS Mezzanine, “GS”) and the investors listed on the signature page hereto (the “Investors”).

Pursuant to the terms of that certain Transaction and Merger Agreement, dated as of July 16, 1999, by and among the Company, RUF Merger Corp., a Louisiana corporation (“Merger Corp.”), MDCP, MDSE and SAF (the “Merger Agreement”) (i) MDCP, MDSE and SAF have agreed to purchase shares of Series B Preferred Stock and Class A Common Stock of the Company, and (ii) the Investors will be issued shares of Series B Preferred Stock and Class A Common Stock of the Company. In order to induce MDCP, MDSE, SAF and Merger Corp. to enter into the Merger Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Merger Agreement. Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in the Merger Agreement.

The Company and First Union are parties to that certain Securities Purchase Agreement, of even date herewith (the “Investment Agreement”). In order to induce First Union to enter into the Investment Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Investment Agreement.

The Company, GS Mezzanine, GS Mezzanine Offshore and the Guarantors listed in the signature page thereof are parties to that certain Purchase Agreement, of even date herewith (the “Purchase Agreement”). In order to induce GS to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement

The parties hereto agree as follows:

1. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register any of its Common Stock or Securities convertible into or exchangeable for Common Stock under the

Securities Act, on a form which may be used for an offering for cash of shares of the Company held by third parties and which is not a registration solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Securities and Exchange Commission (the “Commission”) is applicable (a “Piggyback Registration”), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration (and any related qualification under blue sky laws or in compliance with other registration requirements) and in any underwriting of such sale of securities, all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company’s notice.

(b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

(c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other Securities requested to be included in such registration; provided, that the Company shall not exclude from the registration more than the amount of Registrable Securities which, in the reasonable opinion of the managing underwriters, must be excluded because of the marketability factors affecting the offering.

(d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s Securities, and the managing underwriters advise the Company in writing that in their opinion the number of Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the Securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among such holders on the basis of the number of shares owned by each such holder, and (ii) second, other Securities requested to be included in such registration; provided that the Company shall not exclude from the registration more than the amount of Registrable Securities which, in the reasonable opinion of the managing underwriters, must be excluded because of the marketability factors affecting the offering.

(e) Withdrawal Rights. If any holder of Registrable Securities disapproves of the terms of the underwriting of a registration under paragraphs 1(c) or 1(d) above, the holder may elect to withdraw from such registration by written notice to the Company and the managing underwriters, which notice, to be effective, must be received by the Company at least five (5) business days before the anticipated effective date of the applicable registration statement. The Registrable Securities or other securities so withdrawn from such underwritten offering shall also be withdrawn from such registration; provided that if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other holders of Registrable Securities may be included in such registration (up to the maximum of any limitation imposed by the managing underwriters), then the Company shall include in the registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other holders whose Registrable Securities were excluded pursuant to limitations by the managing underwriters pursuant to paragraphs 1(c) and 1(d) above, in the same proportion (among the group of such holders of previously excluded Registrable Securities) as such Registrable Securities were excluded pursuant to such managing underwriters’ limitation (with no more Registrable Securities being so included than were withdrawn). Any securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such shorter period of time as the underwriters may require. The Company may at any time withdraw or abandon any registration statement which triggers the provisions of the paragraph 1(a) without any liability to any holder.

(f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to this paragraph 1, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its Securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such Securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

2. Demand Registration.

(a) Demand for Registration. Following One Hundred Eighty (180) days after the initial public offering of the Securities of the Company, upon the written request of First Union Holders and GS Holders holding more than 40% of the Registrable Securities held by all First Union Holders and GS Holders (the “ Initiating Investors”) that the Company effect one registration under the Securities Act of all or any part of such Initiating Investors’ Registrable Securities and specifying the intended method of distribution thereof (a “Demand Registration”), the Company will promptly give written notice of such requested registration to all other holders (if any) of Registrable Securities and thereupon the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of:

(i) the Registrable Securities which the Company has been so requested to register by the Initiating Investors, and

(ii) all other Registrable Securities which the Company has been requested to register by the holders thereof by written request given to the Company within ten business days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered; provided that the Company will not be required to effect any registration under this paragraph 2(a) (A) prior to the earlier of (i) 180 days after the consummation of an underwritten public offering of the Company’s Securities or (ii) ninety (90) days following the effective date of any other registration statement initiated by the Company, (B) unless the aggregate offering value of the Registrable Securities requested to be included in such registration is at least $25,000,000 in the case of a registration on form S-1 or at least $10,000,000 in the case of a registration on form S-3 and (C) unless MDCP has received proceeds from the sale, repurchase, redemption and/or repayment of the Common Stock and Series B Preferred Stock issued to MDCP as of the date hereof in one or more transactions equal to at least MDCP’s original cost of such Securities. The Company will not be required to effect more than one registration pursuant to this paragraph 2.

(b) Expenses. The Registration Expenses in connection with the registration requested pursuant to this paragraph 2 shall be paid by the Company; provided that if the Initiating Investors elect to pay the Registration Expenses pursuant to the proviso in paragraph 2(c) below, then the Initiating Investors shall pay to the Company, promptly following the decision not to have the registration become effective, the Registration Expenses incurred by the Company.

(c) Effective Registration Statement. A registration requested pursuant to this paragraph 2 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of a refusal by the Initiating Investors to proceed (other than refusal to proceed based upon any material adverse change relating to the Company’s business, which change occurred after the date of the filing of the registration statement) shall be deemed to have been effected by the Company at the request of such Initiating Investor unless such Initiating Investors shall have elected to pay all Registration Expenses in connection with such registration, (ii) if after it has become effective, such registration is interfered with by any stop order, injunction or other order to requirement of the Securities Exchange Commission or other governmental agency or court for any reason, or (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration (other than action required to be taken by the holders of the Registrable Securities included in such registration) are not satisfied or waived.

(d) Priority in Demand Registration. If a requested registration pursuant to this paragraph 2 involves an underwritten offering, and the managing underwriters advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without any significant adverse effect on price, (i) first, the Registrable Securities requested to be included in the registration by the First Union Holders and GS Holders up to but not exceeding 70% of the number of shares that are available to be sold in the opinion of the underwriters, (ii) second, the Registrable Securities requested to be included in the registration, pro rata among the Other Holders on the basis of the number of shares owned by each such holder, and (iii) third, if all

Registrable Securities requested to be included in such registration are to be included, Securities of the Company proposed to be sold by the Company for its own account in such registration.

(e) Restrictions on Demand Registrations.

(i) The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company determines that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries (including, without limitation, any acquisition of assets (other than in the ordinary course of business), any merger, consolidation, tender offer, reorganization or similar transaction) or would require the disclosure of any material non-public information which the Company reasonably believes disclosure of which would have an adverse effect on the Company; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request at any time prior to the effective date of the registration statement and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

(ii) Notwithstanding anything to the contrary contained in this paragraph 2, if certain First Union Holders and GS Holders request a Demand Registration, the Company may, within 20 days after receiving written notice from such First Union Holders and GS Holders of such requested registration, elect to proceed with a primary registration of Securities to be issued and sold by the Company pursuant to the provisions of paragraph 1 as a Piggy-Back Registration instead of a Demand Registration as requested by such First Union Holders and GS Holders so long as the Company provides written notice of such election to the First Union Holders, GS Holders and the Other Holders, and the Company shall include Registrable Securities in such registration as provided under paragraph 1 (except that notwithstanding the provisions of paragraph 1(c), if the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration to the extent of the number which the Company is so advised can be sold in such offering without any significant adverse effect on price, (i) first, the number of securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in the registration by the First Union Holders and GS Holders up to but not exceeding 60% of the remaining number of shares that are available to be sold in the opinion of the underwriters, (iii) third, the Registrable Securities requested to be included in the registration, pro rata among the Other Holders on the basis of the number of shares owned by each such holder and (iv) fourth, other Securities requested to be included in such registration); provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request at any time prior to the effective date of the registration statement and, if such request is withdrawn, such Demand Registration shall not count as the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration.

(f) Additional Shares. To the extent permitted by paragraph 2(d), the Company may include in any registration requested under this paragraph 2 any number of shares proposed to be sold by the Company for its own account.

(g) Withdrawal Rights. If any holder of Registrable Securities disapproves of the terms of the underwriting of a registration under this paragraph, the holder may elect to withdraw from such registration by written notice to the Company and the managing underwriters, which notice, to be effective, must be received by the Company at least five business days before the anticipated effective date of the applicable registration statement. The Registrable Securities or other securities so withdrawn from such underwritten offering shall also be withdrawn from such registration; provided, that if by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other holders of Registrable Securities may be included in such registration (up to the maximum of any limitation imposed by the managing underwriters) then the Company shall include in the registration in place of such withdrawn Registrable Securities such additional Registrable Securities held by other holders whose Registrable Securities were excluded pursuant to limitations by the managing underwriters pursuant to paragraph 2(d) above, in the same proportion (among the group of such holders of previously excluded Registrable Securities) as such Registrable Securities were excluded pursuant to such managing underwriters’ limitation (with no more Registrable Securities being so included than were withdrawn). The Company may at any time withdraw or abandon any registration statement which triggers the provisions of this paragraph 2(g) without any liability to any holder. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and such Registrable Securities shall not be transferred in a public distribution prior to 180 days after the effective date of such registration, or such shorter period of time as the underwriters may require.

3. Holdback Agreements. To the extent requested by the Company or the managing underwriters of a registration, each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company’s equity securities registered under the Securities Act in which Registrable Securities are included (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

(a) prepare and file with the Securities and Exchange Commission a registration statement, and amendments and supplements thereto and related prospectuses as may be necessary to comply with the federal securities laws, with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

(b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or until the distribution shall be completed, whichever first occurs, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the selling holders thereof set forth in such registration statement;

(c) furnish to each selling holder of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such selling holder;

(d) use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such selling holder (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering (and each holder of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f) notify each selling holder of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such selling holder, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

(g) use its commercially reasonable efforts to cause all such Registrable Securities covered by such registration statement to be listed on any securities exchange, or automated quotation system, on which similar securities issued by the Company are then listed;

(h) furnish, at the request of any holder of Registrable Securities requesting registration of Registrable Securities pursuant to paragraph 1 or paragraph 2, on the date that such Registrable Securities are delivered to the managing underwriters for sale in connection with a registration pursuant to paragraph 1 or paragraph 2, (i) an opinion dated such date, of counsel representing the Company for the purposes of such registration, addressed to the managing underwriters and, if such counsel is also representing the holders requesting registration of Registrable Securities, to such holders, and (ii) subject to its commercially reasonable efforts, a letter dated such date, from the independent certified public accountants of the Company, addressed to the managing underwriters and to such holders;

(i) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

(k) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

5. Registration Expenses.

(a) All expenses incident to the Company’ s performance of or compliance with this Agreement, including without limitation all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, escrow fees, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the Securities to be registered on each securities exchange on which similar Securities issued by the Company are then listed or on the NASD automated quotation system.

(b) In connection with each Piggyback Registration and each registration requested under paragraph 2, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

(c) All Selling Expenses relating to Securities registered by the holders of Registrable Securities included in any registration shall be borne by the holder of Registrable Securities pro rata on the basis of the number of shares so registered and to be sold by each.

6. Indemnification.

(a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers, directors and partners and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration or qualification statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will pay to each holder of Registrable Securities, its officers, directors and partners and each Person who controls such holder (within the meaning of the Securities Act), each such underwriter and each Person who controls any such underwriter, as incurred, any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

(b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information as to itself and its ownership of Registrable Securities and affidavits relating thereto as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto and is included in such registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with the affidavit or other information furnished in writing by such holder in accordance with this paragraph and stated to be expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of counsel representing the indemnified parties a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. In such instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the holders of a majority of the Registrable Securities included in the registration, at the expense of the indemnified party. No indemnifying party, in the defense of such claim or litigation, shall, except with the consent of each indemnified party, consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

(e) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by this Paragraph 6 are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Paragraph 6(e) were determined by pro rata allocation (even if the holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Paragraph 6(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Paragraph 6(e), no holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the net proceeds received by such holder from the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The holders’ and any underwriters’ obligations in this Paragraph 6(e) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

7. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. The Company shall select the underwriters (if any) in all registrations under this Agreement.

8. Definitions.

(a) “Class A Common Stock” means the Company’s Class A Common Stock, par value $.01 per share.

(b) “Class B Common Stock” means the Company’s Class B Common Stock, par value $.01 per share.

(c) “Common Stock” means the Class A Common Stock and the Class B Common Stock.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Exchange Act Registration Statement” means a registration statement filed with the Securities and Exchange Commission pursuant to the Exchange Act.

(f) “First Union Holders” mean the holders of Registrable Securities originally issued to First Union and the transferees of such Registrable Securities.

(g) “GS Holders” means the holders of Registrable Securities originally issued to GS and the transferees of such Registrable Securities.

(h) “Other Holders” mean the holders, other than the First Union Holders and GS Holders, of Registrable Securities and the transferees of such Registrable Securities.

(i) “Registrable Securities” means (i) any shares of Class A Common Stock originally issued to any of MDCP, MDSE or SAF or the Investors pursuant to the Merger Agreement, (ii) any shares of Class A Common Stock issued upon conversion of any shares of the Class B Common Stock issued upon exercise of the Warrant issued to First Union, (iii) any shares of Class A Common Stock issued upon exercise of the Warrants issued to GS, (iv) any shares of Class A Common Stock issued upon conversion of the Series B Preferred Stock originally issued to any of MDCP, MDSE or SAF or the Investors pursuant to the Merger Agreement, (v) any shares of Class A Common Stock issued upon the exercise of any employee stock options held by any Investor and (vi) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii), (iii), (iv) or (v) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

(j) “Securities Act” means the Securities Act of 1933, as amended.

(k) “Securities” means the equity securities of the Company, including any class or series of Preferred Stock, Common Stock, instruments convertible or exchangeable into such Securities, or rights to acquire such Securities.

(1) “Selling Expenses” means all underwriting discounts, selling commissions and transfer taxes applicable to the sale and all fees and disbursements of counsel for any holder of Registrable Securities (other than the reasonable fees of one special counsel to the holders of Registrable Securities as provided in paragraph 5(b)).

(m) “Series B Preferred Stock” means the Company’s Series B Junior Cumulative Preferred Stock, par value $.01 per share.

(n) “Warrants” means the common stock purchase warrants issued pursuant to the Securities Purchase Agreement and the Purchase Agreement, entitling the holders thereof to purchase shares of the Company’s Class B Common Stock and Class A Common Stock, respectively.

9. Filing of Reports Under The Exchange Act. The Company shall give prompt notice to the holders of Registrable Securities of (a) the filing of any Exchange Act Registration Statement relating to any class of equity securities of the Company, and (b) the effectiveness of such Exchange Act Registration Statement, in order to enable the holders of Registrable Securities to comply with any reporting requirements under the Exchange Act or the Securities Act. The Company shall, at any time after the Company shall register any shares of Common Stock under the Securities Act and upon the written request of the holders of a majority of the Registrable Securities, file an Exchange Act Registration Statement relating to the Common Stock.

10. Rule 144 Reporting. With a view to making available to the holders of Registrable Securities benefits of certain rules and regulations of the Securities and Exchange Commission which may permit the sale of Registrable Securities to the public without registration, after the completion of any registration pursuant to paragraph 1 or 2 above, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Securities and Exchange Commission Rule 144, or any successor provision thereto, at all times;

(b) use its commercially reasonable efforts to file with the Securities and Exchange Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) so long as any Person owns any Registrable Securities (or other securities of the Company), to furnish to such Person forthwith upon its request a written statement by the Company as to the Company’s compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the

Company, and such other reports and documents so filed by the Company as such Person may reasonably request in availing itself of any rule or regulation of the Securities and Exchange Commission allowing such Investor to sell any such Securities without registration; and

(d) take any further action reasonably requested by any holder of Registrable Securities to enable such Person to sell its Registrable Securities without registration under Rule 144, under any successor provision, or any similar rule or regulation promulgated by the Securities and Exchange Commission from time to time, including delivery upon such holder’s request of a written statement as to whether the Company has complied with the requirements of Rule 144.

11. Other Registration Rights. The Company covenants that it will not grant to any Person any right of registration under the Securities Act relating to any of its Securities other than pursuant to this Agreement, except to the extent that the rights of the holders of such Securities shall be subordinate to the rights pursuant to paragraphs 1 and 2 of the holders of Registrable Securities hereunder on terms consented to in writing by persons holding a majority of the Registrable Securities and by the Persons holding a majority of the Registrable Securities then held by the Investors.

12. Miscellaneous.

(a) No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

(b) Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement (including the termination of all or any provision of this Agreement) shall be effective against the Company or the holders of Registrable Securities (assuming the exercise of the Warrants and the conversion of the Class B Common Stock into Class A Common Stock) unless such modification, amendment or waiver is approved in writing by the Company or the holders of the majority of the Registrable Securities, respectively; provided that no such modification, amendment or waiver may treat any holder more adversely than any other holder without such holder’s written consent and no modification, amendment or waiver of paragraph 2 (and the defined terms used therein) and/or this paragraph 12(b) shall be effective against First Union or GS without their written consent. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

(c) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

(d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

(e) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

(f) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

(g) Governing Law. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Illinois, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

(h) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the Schedule of Investors and to the Company at their respective addresses indicated below:

Company:	Ruth U. Fertel, Inc.
3321 Hessmer Avenue
Metairie, LA 70002
Attn: President

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

*     *    *    *

IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the date first written above.

RUTH U. FERTEL, INC.

By:	/s/ William L. Hyde, Jr.
Its:	President & CEO

MADISON DEARBORN CAPITAL PARTNERS III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

MADISON DEARBORN SPECIAL EQUITY III, L.P.

By:	Madison Dearborn Partners III, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

SPECIAL ADVISORS FUND I, LLC

By:	Madison Dearborn Partners III, L.P.
Its:	Manager

By:	Madison Dearborn Partners, L.L.C.
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

FIRST UNION INVESTORS, INC.

By:	/s/ Kevin. J. Roche
	Name:	Kevin. J. Roche
	Title:	Senior Vice President

GS MEZZANINE PARTNERS, L.P.

By:	GS Mezzanine Advisors, L.P.
Its:	General Partner

By:	GS Mezzanine Advisors, Inc.
Its:	General Partner

By:	/s/ Eve M. Gerriets
	Name:	Eve M. Gerriets
	Title:	V.P.

GS MEZZANINE PARTNERS OFFSHORE, L.P.

By:	GS Mezzanine Advisors (Cayman), L.P.
Its:	General Partner

By:	GS Mezzanine Advisory, Inc.
Its:	General Partner

By:	/s/ Eve M. Gerriets
	Name:	Eve M. Gerriets
	Title:	V.P.

INVESTORS:

/s/ Ruth U. Fertel
Ruth U. Fertel

/s/ William L. Hyde, Jr.
William L. Hyde, Jr.

RANDY J. FERTEL TRUST

By:	/s/ Philip S. Brooks
	Name:	Philip S. Brooks
	Title:	Trustee

SCHEDULE OF INVESTORS

Name and Address

Ruth U. Fertel

2728 Orleans Ave.

New Orleans, LA 70119

Bill Hyde

3355 Blackburn

Suite 8401

Dallas, TX 75204

Randy J. Fertel Trust

1311 Henry Clay Avenue

New Orleans, LA 70118

First Union Investors, Inc.

One First Union Center, 5th Floor

301 S. College Street

Charlotte, NC 28288

Attention: Mr. Kevin J. Roche

Telecopy No: (704) 383-3927

GS Mezzanine Partners, L.P.

85 Broad Street

New York, NY 10004

Attention: Mr. Douglas F. Londal

Telecopy No: (212) 902-3000

GS Mezzanine Partners Offshore, L.P.

c/o GS Mezzanine Partners, L.P.

85 Broad Street

New York, NY 10004

Attention: Ben Adler, Esq.

Telecopy No: (212) 902-3000

Madison Dearborn Capital Partners III, L.P.

Three First National Plaza Ste. 3800

Chicago, IL 60602

Attention: Benjamin D. Chereskin

Madison Dearborn Special Equity III, L.P.

Three First National Plaza Ste. 3800

Chicago, IL 60602

Attention: Benjamin D. Chereskin

Special Advisors Fund I, LLC

Three First National Plaza Ste. 3800

Chicago, IL 60602

Attention: Benjamin D. Chereskin